[AMERICAN BEACON FUNDS LOG]

           Institutional Class               PlanAhead Class

                      Supplement Dated May 23, 2008
                 to the Prospectuses dated March 1, 2008
                     as Supplemented April 18, 2008
-------------------------------------------------------------------------------


Institutional and PlanAhead Class Prospectuses
----------------------------------------------

On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008, Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund. As a result, the following changes are hereby made to the Prospectuses.

The sub-section describing Post Advisory Group, LLC in the section titled "The Sub-Advisors:" is deleted.

The second paragraph in the section titled "High Yield Bond Fund - Principal Strategies" is replaced with the following:

     The Manager currently allocates the Fund's assets between two investment sub-advisors:
        Franklin Advisers, Inc. ("Franklin")
        Logan Circle Partners, L.P. ("Logan")

The fourth paragraph in the section titled "High Yield Bond Fund - Principal Strategies" is replaced with the following:

     In selecting investments, both Franklin and Logan utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

The following paragraphs are inserted after the description of Lazard Asset Management LLC in the section titled "The Sub-Advisors:"

     LOGAN CIRCLE PARTNERS, L.P. ("Logan"), 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, is a registered investment advisor and privately held partnership that is majority owned by Logan employees and minority owned by Guggenheim Capital LLC. Jude T. Driscoll, former President and CEO of Delaware Investments, founded Logan in January 2007. As of December 31, 2007, Logan had more than $13.0 billion in assets under management. Of this amount, none were assets of AMR Corporation and its subsidiaries and affiliated entities. Logan serves as a sub-advisor to the High Yield Bond Fund.

     Timothy L. Rabe, CFA, is a senior portfolio manager at Logan and is responsible for the day-to-day management of Logan's high yield strategy and for managing Logan's portion of the Fund. Prior to joining Logan in 2007, Mr. Rabe was head of the high yield team at Delaware Investment Advisors from 2000 to 2007 and led the team responsible for investment strategies for all high yield fixed income funds and strategies at the firm. From 1995 to 2000 Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management.

Institutional Class Prospectus
------------------------------

The sections titled "High Yield Bond Fund - Fees and Expenses" and "High Yield Bond Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)

         Management Fees(1)                         0.45%
         Distribution (12b-1) Fees                  0.00%
         Other Expenses                             0.36%
         Acquired Fund Fees and Expenses(2)         0.01%

         Total Annual Fund Operating Expenses(3)    0.82%

         (1)  Management Fees have been restated to reflect current fees.
         (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
         (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 Year               $84
                    3 Years              $262
                    5 Years              $455
                    10 Years             $1,014

PlanAhead Class Prospectus
--------------------------

The sections titled "High Yield Bond Fund - Fees and Expenses" and "High Yield Bond Fund - Example" are hereby replaced with the following:

     Fees and Expenses
     -----------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)

        Management Fees(1)                       0.45%
        Distribution (12b-1) Fees                0.00%
        Other Expenses                           0.58%
        Acquired Fund Fees and Expenses(2)       0.01%

        Total Annual Fund Operating Expenses(3)  1.04%


        (1)  Management Fees have been restated to reflect current fees.
        (2) Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
        (3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

     Example
     -------
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expense remain the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year             $106
                     3 Years            $331
                     5 Years            $574
                     10 Years           $1,271